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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (Date of earliest event reported):MAY 2, 2003



                               GRANT PRIDECO, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                 001-15423                     76-0312499
(State of Incorporation)       (Commission File No.)        (I.R.S. Employer
                                                            Identification No.)


    1330 POST OAK BLVD., SUITE 2700
(Address of Principal Executive Offices)                         77095
                                                               (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (832) 681-8000

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 2, 2003, Grant Prideco, Inc. issued the press release attached as Exhibit
99.1 to this Form 8-K reporting its first quarter 2003 results.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

99.1     Press Release dated May 2, 2003 relating to First Quarter Earnings


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GRANT PRIDECO, INC.



Date: May 2, 2003                        By: /s/ Philip A. Choyce
                                             --------------------------------
                                             Philip A. Choyce
                                             Vice President and General Counsel

                               INDEX TO EXHIBITS

Exhibit No.             Description
-----------             -----------

   99.1                 Press Release dated May 2, 2003 relating to First
                        Quarter Earnings